Deutsche Bank 22nd Annual Media, Internet & Telecom Conference March 10, 2014

Safe Harbor This presentation and management’s public commentary contain certain forward-looking statements that are subject to risks and uncertainties. These statements are based on management’s current knowledge and estimates of factors affecting the Company and its operations. Statements in this presentation that are forward-looking include, but are not limited to, the statements regarding advertising revenues and investment spending, along with the Company’s revenue and earnings per share outlook. Actual results may differ materially from those currently anticipated. Factors that could adversely affect future results include, but are not limited to, downturns in national and/or local economies; a softening of the domestic advertising market; world, national, or local events that could disrupt broadcast television; increased consolidation among major advertisers or other events depressing the level of advertising spending; the unexpected loss or insolvency of one or more major clients; the integration of acquired businesses; changes in consumer reading, purchasing and/or television viewing patterns; increases in paper, postage, printing, or syndicated programming or other costs; changes in television network affiliation agreements; technological developments affecting products or methods of distribution; changes in government regulations affecting the Company’s industries; increases in interest rates; and the consequences of any acquisitions and/or dispositions. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

+ local media brands + marketing solutions + national media brands Agenda  Meredith Overview  National Media Group Growth Strategies  Local Media Group Growth Strategies  Financial Strategy 2 3

1. Powerful media and marketing company: A) Creative advertising and marketing solutions for clients B) Trusted national brands and an unrivaled female reach C) Leading full-service global digital marketing agency D) Portfolio of highly-rated television stations in fast-growing markets 2. Experienced management team with a proven record of operational excellence and value creation 3. Committed to Total Shareholder Return strategy + local media brands + marketing solutions + national media brands Strong Investment Thesis 4 4

• 13 TV stations reaching 10% of U.S. households • Recent agreement to purchase 2 additional TV stations(1) • 60 million page views • 100 million audience • 50 million web visitors • Growing licensing business • Leading full-service marketer + local media brands + marketing solutions + national media brands National Media $1.1 Billion WORKING YOU WS M V -TV W SM V-DT NASHV IL L E Local Media $385 Million Meredith at a Glance 3 5 (1) Includes announced purchase of KTVK and KASW in Phoenix

Our National Media Group Reaches 100 Million American Women + local media brands + marketing solutions + national media brands 4 6

Leading Global Digital Marketing Agency + local media brands + marketing solutions + national media brands Our capabilities:  Digital CRM  Social media  Mobile marketing  Web design  Database marketing  Healthcare marketing  Custom publishing  International Our clients: 7 7

Vibrant Television Station Group + local media brands + marketing solutions + national media brands 8 Portland (FOX + MYTV) Las Vegas (FOX) Phoenix (CBS, Independent, CW) Kansas City (CBS + MYTV) Saginaw (CBS) Atlanta (CBS + WPCH) Nashville (NBC) Greenville (FOX) Springfield (CBS) Hartford (CBS) * * * * * * * * St. Louis (CBS)

Monetizing Audience Scale Across Platforms + local media brands + marketing solutions + national media brands 35 9

2009 2011 2013 + local media brands + marketing solutions + national media brands Growing Earnings Per Share Fiscal years From continuing operations before special items $2.03 $2.81 $2.91 9% CAGR 38 10

+ local media brands + marketing solutions + national media brands + local media brands + marketi g solutions + national media brands Pursuing Three Parallel Paths  Organically grow existing businesses  Continue as industry consolidator in print & related media  Aggressively grow our local television station group 11

 Acquisitions expanding consumer reach and category diversity – Every Day with Rachael Ray – FamilyFun and EatingWell – Parenting and BabyTalk  Increasing digital presence – Purchased Allrecipes.com, World’s #1 food site – Created Meredith Women’s Digital Network – Introduced tablet editions and mobile apps  Expanding licensing business – Major expansion of Walmart program – Licensed BHG real estate to Realogy – Expanded international licensing activities 11 2 Executing Strategic Growth Initiatives

Executing Strategic Growth Initiatives  Enhancing our broadcasting business – Expanding portfolio of television stations – Growing advertising revenues – Management agreement with Peachtree in Atlanta – Increasing retransmission revenues – Expanding The Better Show’s national footprint 11 3

+ local media brands + marketing solutions + national media brands Agenda  Meredith Overview  National Media Group Growth Strategies  Local Media Group Growth Strategies  Financial Strategy 10 4

+ local media brands + marketing solutions + national media brands  Keep our creative vibrant and relevant  Prove the effectiveness of magazine advertising  Increase consumer revenue  Expand our digital business  Aggressively pursue consolidation 15 National Media Growth Strategies

Keep our Creative Vibrant and Relevant 68 115 2001 2013 Adult Readership in Millions Source: MRI #s in millions 70% Growth 16

Prove Effectiveness of Magazine Advertising 17  Meredith Sales Guarantee – 30+ participating brands – Average sales lift = +9% – Average ROI = $7.81

+ local media brands + marketing solutions + national media brands + local media brands + marketi g solutions + national media brands Meredith is Advertisers’ Favorite Media Company 18  Meredith ranked “Highest Rated Media Company” by Advertiser Perceptions  Thirty media companies were analyzed  Rankings based on brand strength, sales knowledge, customer service, and advertiser satisfaction  Previous winners: 2012: Google 2011: ABC 2010: Meredith

PIB Advertising Revenues Calendar Year Meredith Share vs. Comp. Set Meredith Share vs. Industry 2008 34.3% 9.4% 2009 37.8% 12.1% 2010 36.3% 11.9% 2011 34.8% 10.6% 2012 37.9% 11.3% 2013 38.2% 11.1% 19 Source: Publishers Information Bureau

+ local media brands + marketing solutions + national media brands + local media brands + marketi g solutions + national media brands Increase Consumer Revenue 20  Move consumers to credit card auto renewal  Increase price points for subscriptions  Encourage tablet adoption  Increase online subscription acquisition and renewal

+ local media brands + marketing solutions + national media brands + local media brands + marketi g solutions + national media brands 21 brand licensing International media licensing Retail products Real Estate Furniture Floral arrangements Digital syndication Growing Brand Licensing Activities

+ local media brands + marketing solutions + national media brands + local media brands + marketi g solutions + national media brands 30 Million 12 Million 11 Million 5 Million 23 Monthly Unique Visitors 2 Expanding Our Digital Business 58 Million

+ local media brands + marketing solutions + national media brands + local media brands + marketi g solutions + national media brands l l i i l ii l i 23 National Media Group Summary  Investing to keep our brands relevant and grow consumer connection  Proving magazine advertising effectiveness with Meredith Sales Guarantee  Implementing circulation, licensing and commerce strategies to increase consumer-generated revenues  Expanding our digital business including online, mobile, video, social  Aggressively pursuing industry consolidation: 23

+ local media brands + marketing solutions + national media brands Agenda  Meredith Overview  National Media Group Growth Strategies  Local Media Group Growth Strategies  Financial Strategy 10 24

Strong Broadcast Financial Performance 25 $[VALUE ] $[VALUE ] $376 2009 2011 2013 Revenues S[VALUE ] S[VALUE ] $[VALUE ] 2009 2011 2013 Operating Profit $ in millions $ in millions

+ local media brands + marketing solutions + national media brands  Grow advertising revenues  Increase retransmission revenues  Embrace digital and new platforms  Expand portfolio of television stations 32 26 Local Media Group Growth Strategies

Grow Advertising Revenues + local media brands + marketing solutions + national media brands In millions 27 Non-political advertising Political advertising FY09 $291 $308 $24 $35 $39 $233 $256 $269 FY11 FY13 $257 27 #s in millions

Television Advertising Performance vs. Industry Calendar Meredith Industry Meredith vs. Industry (Pct. Pts.) 2008* (5)% (11)% +6 2009 (22)% (22)% 0 2010* 25% 23% +2 2011 (7)% (9)% +2 2012* 13% 15% (2) 2013 (14)% (16)% 2 28 Year-over-year change; Total ad revenues Source: Television Bureau of Advertising; * Political Year

+ local media brands + marketing solutions + national media brands + local media brands + marketi g solutions + national media brands Increase Retransmission Revenues Network Affiliation (Market) Renewal Date CBS Hartford/Springfield April, 2016 St. Louis December, 2016 Atlanta, Phoenix, Kansas City, Flint/Saginaw August, 2017 FOX (Portland, Las Vegas, Greenville) December, 2017 NBC (Nashville) Pending 29

+ local media brands + marketing solutions + national media brands + local media brands + marketi g solutions + national media brands Embrace Digital and New Platforms 30 410 430 560 650 1 Billion FY09 FY10 FY11 FY12 FY13 Annual Website Page Views #s in millions

Grow reach of The Better Show 31 The Better Show  Daily lifestyle program syndicated in 160 markets  Renewed for 7th season  Secured national cable distribution on the Hallmark Channel – 90 million U.S. homes  Syndication fee plus added exposure Custom Video Creation  Significant native advertising with K-Mart and Mohawk Carpet

Expanding Our Portfolio of Television Stations  KTVK is a powerful independent station  Produces the most local news in Arizona Phoenix: Market 12 St. Louis: Market 21  KASW is one of leading CW affiliates in nation  Attracts younger demographic  KMOV is a strong CBS affiliate  Ranks #1 in midday, evening and late news 32

(1) Estimate based on run-rate earnings per share accretion in first full year post-close 33 Details of Television Station Acquisitions  Purchase price: $407.5 million  Expected revenue: $105-$115 million  Estimated EPS accretion: $0.16-$0.18¹  Pro-forma leverage: 2.5X debt-to EBITDA

+ local media brands + marketing solutions + national media brands 34 Local Media Group Summary  Growing non-political and political advertising revenues  Increasing retransmission revenues  Embracing new platforms including digital, mobile and original programming  Expanding our portfolio of television stations 34

+ local media brands + marketing solutions + national media brands Agenda  Meredith Overview  Local Media Group Growth Strategies  National Media Group Growth Strategies  Financial Strategy 2 35

+ local media brands + marketing solutions + national media brands Commitment to Total Shareholder Return 1. Current annualized dividend of $1.63 per share 2. $100 million share repurchase program 3. Ongoing strategic investments to scale business and build shareholder value 36 36

$0.48 $0.64 $0.86 $0.92 $1.53 $1.73 2004 2006 2008 2010 2012 2014 History of Growing Dividends + local media brands + marketing solutions + national media brands Annual Dividends 14% CAGR 37 37

History of Buying Back Stock + local media brands + marketing solutions + national media brands $30 $165 $370 $545 $575 $655 FY03 FY05 FY07 FY09 FY11 FY13 $ in millions Cumulative 38 38

Fiscal 2014 Earnings Per Share Outlook + local media brands + marketing solutions + national media brands 39 Third Quarter: $0.63 to $0.68 Full Year: $2.60 to $2.95 (Established July 25, 2013) 39 Excludes operating results and transaction expenses related to the acquisitions of television stations in Phoenix and St. Louis.

1. Powerful media and marketing company: A) Trusted national brands and an unrivaled female reach B) Leading full-service global digital marketing agency C) Portfolio of highly-rated television stations in fast-growing markets D) Creative advertising and marketing solutions for clients 2. Experienced management team with a proven record of operational excellence and value creation 3. Committed to Total Shareholder Return strategy + local media brands + marketing solutions + national media brands Strong Investment Thesis 40 40